                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report October 17, 2001                    Commission file number 1-5805
               ----------------                                             ----


                             J.P. MORGAN CHASE & CO.
                             -----------------------
            (Exact name of registrant as specified in its charter)




     Delaware                                                   13-2624428
-------------------------------                             --------------------
(State or other jurisdiction of                              (IRS Employer
incorporation or organization)                               Identification No.)



270 Park Avenue, New York, New York                              10017
-----------------------------------------                    ---------------
(Address of principal executive offices)                        (Zip Code)



         Registrant's telephone number, including area code  (212) 270-6000
                                                             --------------

Item 5.  Other Events
---------------------

         J.P. Morgan Chase & Co. (NYSE: JPM) announced third quarter 2001 operating earnings per share of $0.51, compared with $0.33 in the second quarter of 2001 and $0.70 in the third quarter of 2000. Operating income was $1,036 million in the 2001 third quarter, compared to $690 million in the second quarter of 2001 and $1,419 million one year ago. Reported net income, which includes merger and restructuring costs, was $449 million, or $0.22 per share, in the third quarter of 2001. This compares with $378 million, or $0.18 per share, in the second quarter of 2001 and $1,398 million, or $0.69 per share, in the third quarter of 2000.

         The press release contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan
Chase's management and are subject to significant risks and uncertainties.
Actual results may differ from those set forth in the forward-looking statements. These uncertainties include the risk that the tragic events of September 11, 2001 and their aftermath will have an adverse effect upon markets and businesses in general and exacerbate the other risks and uncertainties that could cause our results to differ materially from such forward looking statements. Such other risks and uncertainties are described in the 2000 Annual
Report on Form 10-K of J.P. Morgan Chase & Co., filed with the Securities and
Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov), to which reference is hereby made.







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

                                    SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   J.P. MORGAN CHASE & CO.
                                                   -----------------------------
                                                        (Registrant)







Date       October 19, 2001                By          /s/ Joseph L. Sclafani
           ----------------                        ----------------------------
                                                            Joseph L. Sclafani

                                                       Executive Vice President
                                                            and Controller
                                                  [Principal Accounting Officer]









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                                  EXHIBIT INDEX

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



Exhibit No.                                       Description                                        Page
-----------                                       -----------                                        ----

   12 (a)         Computation of Ratio of Earnings to Fixed Charges                                    5

   12 (b)         Computation of Ratio of Earnings to Fixed Charges and Preferred Stock                6
                      Dividend Requirements

    99.1          Press Release - 2001 Third Quarter Earnings                                          7

    99.2          Press Release - 2001 Third Quarter Financial Supplement                              8













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